MFS® BLENDED RESEARCH® CORE EQUITY PORTFOLIO	MFS® INTERNATIONAL VALUE PORTFOLIO
MFS® BOND PORTFOLIO	MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO
MFS® CORE EQUITY PORTFOLIO	MFS® MONEY MARKET PORTFOLIO
MFS® EMERGING MARKETS EQUITY PORTFOLIO	MFS® NEW DISCOVERY PORTFOLIO
MFS® GLOBAL GOVERNMENTS PORTFOLIO	MFS® RESEARCH INTERNATIONAL PORTFOLIO
MFS® GLOBAL GROWTH PORTFOLIO	MFS® STRATEGIC INCOME PORTFOLIO
MFS® GLOBAL RESEARCH PORTFOLIO	MFS® TECHNOLOGY PORTFOLIO
MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO	MFS® TOTAL RETURN PORTFOLIO
MFS® GOVERNMENT SECURITIES PORTFOLIO	MFS® UTILITIES PORTFOLIO
MFS® HIGH YIELD PORTFOLIO	MFS® VALUE PORTFOLIO
MFS® INTERNATIONAL GROWTH PORTFOLIO

Effective immediately, the first section of Appendix I entitled “Investment Restrictions,” with respect to the following funds, is restated in its entirety as follows:

MFS Blended Research Core Equity Portfolio, MFS Bond Portfolio, MFS Core Equity Portfolio, MFS Emerging Markets Equity Portfolio, MFS Global Governments Portfolio, MFS Global Growth Portfolio, MFS Global Research Portfolio, MFS Global Tactical Allocation Portfolio, MFS Government Securities Portfolio, MFS High Yield Portfolio, MFS International Growth Portfolio, MFS International Value Portfolio, MFS Massachusetts Investors Growth Stock Portfolio, MFS New Discovery Portfolio, MFS Research International Portfolio, MFS Strategic Income Portfolio, MFS Total Return Portfolio, and MFS Value Portfolio

As fundamental investment restrictions, the Fund may:

(1)	borrow money to the extent not prohibited by applicable law;

(2)	underwrite securities issued by other persons to the extent not prohibited by applicable law;

(3)	issue senior securities to the extent not prohibited by applicable law;

(4)	make loans to the extent not prohibited by applicable law; and

(5)	purchase or sell real estate or commodities to the extent not prohibited by applicable law

As a fundamental investment restriction, the Fund may not:

(6)
purchase any securities of an issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing; or securities issued by investment companies) in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

In addition, the Fund has adopted the following non-fundamental policy, which may be changed without shareholder approval.

The Fund will not:

(1)	invest in illiquid investments if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities.

Except for fundamental investment restriction no. 1 and the Fund’s non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund’s non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For purposes of investment restriction no. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

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